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                         SMITH BARNEY INVESTMENT TRUST
                                 on behalf of
         Smith Barney Intermediate Maturity California Municipals Fund
          Smith Barney Intermediate Maturity New York Municipals Fund
                               (each the "fund")

                        Supplement dated July 26, 2002
                to each fund's Prospectus dated March 29, 2002

The following revises and supersedes, as applicable, the information set forth in each Prospectus under "Exchanging shares."

   Exchanges of Class L shares are subject to minimum investment requirements (except for systematic investment plan exchanges) and all shares are subject to the other requirements, including deferred sales charges, of the fund into which exchanges are made. If you exchange shares that are not already subject to a deferred sales charge, you may be subject to a 1.00% deferred sales charge if you redeem your shares within one year of the date of the exchange. If the exchanged shares were previously held subject to a deferred sales charge, your deferred sales charge (if any) will be measured from the date of the original purchase rather than from the date of the exchange. You should contact your Service Agent for further information.

FD 02609